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                                                                   Exhibit 10.10



                       VersaTel Telecom International N.V.

                        - Ordinary Shares in the form of
                      Shares or American Depositary Shares

                      INTERNATIONAL UNDERWRITING AGREEMENT

                                                                   July 22, 1999


LEHMAN BROTHERS INTERNATIONAL (EUROPE)
As Lead Manager of the several
  International Managers named in Schedule I
c/o Lehman Brothers International (Europe)
One Broadgate
London EC2M 7HA

Dear Sirs:

      VersaTel Telecom International N.V., a public company organized under the laws of The Netherlands, and having its corporate seat in Amsterdam, The Netherlands (the "Company"), proposes to sell to the several underwriters listed on Schedule I hereto (the "International Managers") an aggregate of - ordinary shares, par value NLG 0.05 per share, of the Company (the "Ordinary Shares"), and each of Cromwilld Limited ("Cromwilld") and the holders of warrants (the "Warrants") to purchase Ordinary Shares listed in Schedule II hereto (together with Cromwilld, the "Selling Shareholders") propose severally to sell to the International Managers an aggregate of - Ordinary Shares on the First Delivery Date (as defined herein) (such - Ordinary Shares to be sold by the Company and the Selling Shareholders being hereinafter referred to as the "Firm Shares"). The International Managers may elect to have all or a portion of the Firm Shares deposited by the Company and the Selling Shareholders pursuant to the Deposit Agreement (as defined herein) and to receive such Firm Shares in the form of American Depositary Shares ("ADSs") in lieu of receiving such shares in the form of Ordinary Shares. References herein to "Firm Shares", "Option Shares" (as defined) or "Shares" (as defined) shall be deemed to include ADSs representing any such Firm Shares, Option Shares or Shares, respectively, and references to ADSs include the ADRs (as defined herein) evidencing such ADSs, in each case unless the context otherwise requires.

      In addition, the Company [and Cromwilld Limited] propose to grant to the International Managers an option to purchase up to - additional Ordinary Shares (the "Option Shares"), on the terms and for the purposes set forth in Section 3 hereof. The Firm Shares and the Option Shares, if purchased, are hereinafter collectively called the "Shares", unless the context otherwise requires. This is to confirm the agreement concerning the purchase of the Shares from the Company and the Selling Shareholders by the International Managers.

      The ADSs, evidenced by American Depositary Receipts ("ADRs"), will be issued in accordance with the Deposit Agreement (the "Deposit Agreement"), among the Company, The Bank of New York, as depositary (the "Depositary"), and the holders and beneficial owners from time to time of ADRs issued thereunder. Each ADS will represent one Ordinary Share deposited pursuant to the Deposit Agreement and delivered to Mees Pierson N.V., (the "Correspondent Bank"), the custodian for the Depositary.
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      It is understood by all parties that the Company and the Selling
Shareholders are concurrently entering into an agreement dated the date hereof (the "U.S. Underwriting Agreement") providing for the sale by the Company of an aggregate of - Ordinary Shares in the form of Ordinary Shares or ADSs (the "Firm U.S. Shares") and the granting of an option by the Company and one of the Selling Shareholders to purchase up to an additional - Ordinary Shares in the form of Ordinary Shares or ADSs (the "Option U.S. Shares"; and together with the Firm U.S. Shares, the "U.S. Shares") through arrangements with the several U.S. underwriters listed on Schedule I to the U.S. Underwriting Agreement (the "U.S. Underwriters"), for whom Lehman Brothers Inc. is acting as U.S. representative (the "U.S. Representative"; and together with the Lead Manager, the "Representatives"). The International Managers and the U.S. Underwriters simultaneously are entering into an agreement among the International Managers and the U.S. Underwriters (the "Agreement Among International Managers and U.S. Underwriters") which provides for, among other things, the transfer of Shares between the two syndicates. Two forms of prospectus are to be used in connection with the offering and sale of the Shares contemplated by the foregoing, one relating to the Shares (in the form of Ordinary Shares or ADSs) to be sold in the United States and Canada (the "U.S. Prospectus") and the second relating to the Shares (in the form of Ordinary Shares or ADSs) to be sold outside of the United States and Canada (the "International Prospectus"). The U.S. Prospectus will be identical to the International Prospectus except for certain substitute pages. This Agreement, the U.S. Underwriting Agreement, the Deposit Agreement and the Power of Attorney and Custody Agreement (as defined) shall hereafter be referred to as the "Operative Agreements". Except as used in Sections 3, 4, 5 and 11 herein, and except as the context may otherwise require, references herein to Firm Shares, Option Shares and Shares shall include Firm U.S. Shares, Option U.S. Shares and U.S. Shares, respectively (including, in each case, ADSs representing any or all of such shares).

      This is to confirm the agreement concerning the purchase of the Shares from the Company and the Selling Shareholders by the International Managers.

            1. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees that:

                  (a) A registration statement on Form F-1 (File No. 333-81333), and amendments thereto, with respect to the Shares have (i) been prepared by the Company in conformity with the requirements of the United States Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the United States Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act; a second registration statement on Form F-1 with respect to the Shares (i) may also be prepared by the Company in conformity with the Securities Act and the Rules and Regulations and (ii) if to be so prepared, will be filed with the Commission under the Securities Act pursuant to Rule 462(b) of the Rules and Regulations on the date hereof. Copies of the first such registration statement and the amendments thereto, together with the form of any such second registration statement, have been delivered by the Company to the Lead Manager of the International Managers. As used in this
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            Agreement, "Effective Time" means (i) with respect to each of the
            Primary Registration Statement (as defined) and the ADS Registration Statement (as defined herein), the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission and (ii) with respect to the 462(b) Registration Statement (as defined), the date of the Effective Time of such second registration statement, and "Effective Times" is the collective reference to both Effective Times; "Effective Date" means (i) with respect to each of the Primary Registration Statement and the ADS Registration Statement, the date of the Effective Time of such registration statement and (ii) with respect to the 462(b) Registration Statement, the date of the Effective Time of such registration statement, and "Effective Dates" is the collective reference to both Effective Dates; "Preliminary Prospectus" means each prospectus included in any such registration statement, of amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Representatives pursuant to Rule 424(a) of the Rules and Regulations; "Primary Registration Statement" means the first registration statement referred to in this Section 1(a), as amended at its Effective Time, "Rule 462(b) Registration Statement" means the second registration statement, if any, referred to in this
            Section 1(a), as filed with the Commission, and "Registration Statements" means both the Primary Registration Statement and any Rule 462(b) Registration Statement, including in each case all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations in accordance with Section 7(a) hereof and deemed to be a part of the Registration Statements as of the Effective Time of the Registration Statements as of the Effective Time of the Primary Registration Statement pursuant to paragraph (b) of Rule 430A of the Rules and Regulations; and "Prospectus" means such final prospectus, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Rules and Regulations.

                  (b) A registration statement on Form F-6 (File No. 333--) with respect to the ADSs evidenced by the ADRs has (i) been prepared by the Company and the Depositary in conformity with the requirements of the Securities Act and the Rules and Regulations, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of such ADS Registration Statement, including all amendments thereto, have been delivered by the Company to the Lead Manager. As used in this Agreement, "ADS Registration Statement" means such registration statement, including all exhibits thereto, as amended at the time such registration statement became effective under the Securities Act.

                  (c) The Primary Registration Statement and the ADS
            Registration Statement conform (and the Rule 462(b) Registration Statement, if any, the Prospectus and any further amendments or supplements to the Registration Statements, the Prospectus or the ADS Registration Statement, when they become effective or are filed with the Commission, as the case may be, will conform) in all respects to the requirements of the Securities Act and the Rules

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            and Regulations and do not and will not, as of the applicable effective date (as to the Registration Statements, the ADS Registration Statement and any amendments thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statements or the Prospectus in reliance upon and in conformity with the written information described in Section 10(f) furnished to the Company through the Lead Manager by or on behalf of any U.S. Underwriter or International Manager, respectively, specifically for inclusion therein.

                  (d) The Company is a public company with limited liability
            ("naamloze vennootschap"), duly incorporated and validly existing under the laws of The Netherlands, is not in bankruptcy, liquidation or receivership, is duly qualified to do business and is in good standing in each jurisdiction, if applicable, in which its ownership or lease of property or the conduct of its business requires such qualification.

                  (e) Each of the subsidiaries (as defined in Section 17 hereof)
            of the Company has been duly organized and is validly existing under the laws of its jurisdiction of organization or incorporation, is not in bankruptcy, liquidation or receivership, is duly qualified to do business and is in good standing in the jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification; and each has all power and authority necessary to own or hold its respective property and to conduct the business in which it is engaged; and, other than [VersaTel Netherlands B.V. and] Svianed B.V., none of the subsidiaries of the Company is a "significant subsidiary", as such term is defined in Rule 405 of the Rules and Regulations; and all of the issued share capital of each subsidiary of the Company has been duly and validly authorized and issued and is fully paid and non-assessable and is wholly owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (other than, in the case of Svianed B.V., a lien granted in favor of Lehman Commercial Paper, Inc.).

                  (f) The Company has an authorized and issued share capital as set forth in the Prospectus; all outstanding shares of capital stock of the Company have been duly and validly authorized and issued; all outstanding shares of capital stock of the Company are fully paid, and holders of such shares will have no liability for any debt or other obligation of the Company towards third parties in their capacity as holders thereof; the outstanding shares of capital stock of the Company conform in all material respects to the description thereof contained in the Prospectus; except as described in the Prospectus, there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from the Company and its subsidiaries, or obligations of the Company and its subsidiaries to issue, any class of share capital of the Company or any of its subsidiaries; except as described in the
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                                                                               5


            Prospectus, there are no restrictions on transfer or voting of any of the capital stock of the Company pursuant to the Company's articles of association (the "Articles of Association") or equivalent constituent documents or any agreement to which the Company is a party or by which it may be bound or to which any of its property may be subject; and no depositary receipts have been issued with respect to the capital stock of the Company.

                  (g) The Shares to be issued and sold by the Company to the
            International Managers hereunder and under the U.S. Underwriting Agreement have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein and in the U.S. Underwriting Agreement, will be duly and validly issued, fully paid and non-assessable and, when the Shares to be deposited pursuant to the Deposit Agreement are so deposited and ADSs have been issued and delivered against payment therefor as provided herein and in the U.S. Underwriting Agreement, such ADSs will be duly and validly issued; the Shares to be sold by the Selling Shareholders to the International Managers hereunder and to the U.S. Underwriters under the U.S. Underwriting Agreement, (A) in the case of Selling Shareholders other than Cromwilld, when issued upon exercise of the warrants by the Selling Shareholders, will have been duly and validly issued and will be fully paid and non-assessable or
            (B) in the case of Cromwilld, have been duly and validly issued and are fully paid and non-assessable, and when such Shares to be deposited pursuant to the Deposit Agreement are so deposited and ADSs have been issued and delivered against payment therefor as provided herein and in the U.S. Underwriting Agreement, such ADSs will be duly and validly issued; and there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any of the Shares or ADSs pursuant to the Articles of Association or Netherlands law and regulations, except as described in the Prospectus; the Shares and the ADSs will conform to the descriptions thereof contained in the Prospectus; and the certificate or certificates evidencing the Shares will comply in all respects with Netherlands law.

                  (h) The execution, delivery and performance of the Operative
            Agreements by the Company and the consummation of the transactions contemplated hereby and thereby, and the amendments to the Articles of Association of the Company will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, shareholders agreement or other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the Articles of Association or other constitutive documents of the Company or any of its subsidiaries or any statute, license, legislation, authorization, or any order, rule or regulation of any court or governmental

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            agency or body (including, without limitation, any statutes, rules, orders or regulations promulgated by the Minister van Verkeer en Waterstaat (the "Transport Department"), the Onafhankelijke Post en Telecommunicatie Autoriteit ("OPTA") or the Commission of the European Union) having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and except for the registration of the Shares and the ADSs under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the United States Securities Exchange Act of 1934, as amended (the "Exchange Act") and applicable state securities laws in connection with the purchase and distribution of the Shares and the ADSs by the International Managers, no consents, approvals, authorizations or orders of, or filing or registration with, any court or governmental agency or body (including, without limitation, any statutes, rules, orders or regulations promulgated by the Transport Department, OPTA or the Commission of the European Union) is required for the execution, delivery and performance of the Operative Agreements by the Company and the consummation of the transactions contemplated hereby and thereby.

                  (i) Except as disclosed in the Prospectus, there are no
            contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or, other than obligations of the Company to register the Shares being sold pursuant to this Agreement and the U.S. Underwriting Agreement by the Selling Shareholders, to require the Company to include any such securities in the securities registered pursuant to either Registration Statement or the ADS Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act except as have been irrevocably waived, until the date 180 days after the date hereof.

                  (j) Except as disclosed in the Prospectus, the Company has not sold or issued any Ordinary Shares, ADSs or other share capital of the Company or securities convertible or exercisable or exchangeable for any such securities, during the six-month period preceding the date of the Prospectus, including without limitation any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act.

                  (k) The Company has full power and authority to enter into this Agreement and the U.S. Underwriting Agreement.

                  (l) The Company has full power and authority to enter into the
            Deposit Agreement; each of the Deposit Agreement has been duly authorized by the Company, enforceable in accordance with its terms, except that the enforcement thereof may be subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether
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            considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; upon the due and valid issuance of the ADRs evidencing ADSs against the deposit of Shares in respect thereof and against payment therefor in accordance with the provisions of this Agreement, such ADRs will be duly and validly issued and the persons in whose names the ADRs are registered will be entitled to the rights specified in the ADRs and in the Deposit Agreement; the ADRs conform in all material respects to the descriptions thereof contained in the Prospectus.

                  (m) The Company had full power and authority to enter into the settlement agreement, dated July 21, 1999, among the parties thereto (the "Settlement Agreement"); and the Settlement Agreement is a valid and binding obligation of the Company, enforceable against the Company and the other parties thereto in accordance with its terms.

                  (n) The Operative Agreements conform in all material respects to the descriptions thereof contained in the Prospectus.

                  (o) No stamp, capital or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the International Managers or the International Managers in connection with (i) the sale of the Shares (in the form of Ordinary Shares or ADSs) by the Company to the International Managers in accordance with this Agreement and to the U.S. Underwriter in accordance with the U.S. Underwriting Agreement,
            (ii) the deposit with the Depositary or its nominee of Shares against the issuance of ADRs evidencing ADSs, (iii) the delivery of the Shares (in the form of Ordinary Shares or ADSs) to or for the respective accounts of the International Managers or the International Managers in the manner contemplated in this Agreement and the U.S. Underwriting Agreement, respectively, or (iv) the sale and delivery by the International Managers and the International Managers to the initial purchasers therefrom.

                  (p) Neither the Company nor any of its subsidiaries has
            sustained, since the date of the latest audited financial statements included in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Prospectus; and, since such date, there has not been any change in the share capital or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth in the Prospectus.

                  (q) The financial statements (including the related notes)
            included in the Prospectus were prepared in accordance with generally accepted accounting principles in the United States ("U.S. GAAP") consistently applied
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            throughout the periods involved and present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated. The summary financial data and selected financial and other data included in the Prospectus have been accurately extracted from the financial statements of the Company. The pro forma financial information contained in the Prospectus has been prepared on a basis consistent with the historical financial statements contained in the Prospectus (except for the pro forma adjustments specified therein), includes all material adjustments to the historical financial information required by Rule 11-02 of Regulation S-X under the Securities Act and the Exchange Act to reflect the transactions described in the Prospectus, gives effect to assumptions made on a reasonable basis and fairly presents the historical and proposed transactions contemplated by the Prospectus, the Operative Agreements and the High Yield Offering.

                  (r) Arthur Andersen, who have certified certain financial
            statements of the Company, whose report appears in the Prospectus and who will deliver the initial letter referred to in Section 6(t) hereof dated the date of the Prospectus, are independent public accountants as required by the Securities Act and the Rules and Regulations; and KPMG Accountants N.V., who have certified certain financial statements of Svianed B.V., whose report appears in the Prospectus and who will deliver the initial letter referred to in
            Section 6(t) hereof dated the date of the Prospectus, are independent public accountants as required by the Securities Act and the Rules and Regulations.

                  (s) The Company and each of its subsidiaries have good title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries. Except as otherwise described in the Prospectus, neither the Company nor its subsidiaries owns any title to real property or buildings, and all real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

                  (t) The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries.

                  (u) The Company and each of its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses and have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others, other than such that the Company believes will not have a material adverse effect on the financial position, shareholders' equity, results of operations, business or prospects of the Company and its subsidiaries.

                  (v) There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or asset of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, might have a material adverse effect on the financial position, shareholders' equity, results of operations, business or prospects of the Company and its subsidiaries; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                  (w) The Shares have been approved for a listing on the
            Official Market of the stock exchange of Amsterdam Exchanges N.V. (the "AEX") and the ADSs have been approved for listing on the National Association of Securities Dealers, Inc. Automated Quotation National Market System (the "Nasdaq National Market System"), in each case with trading scheduled to begin on a when, as and if issued basis, on the First Delivery Date.

                  (x) The conditions for use of Form F-1, as set forth in the
            General Instructions thereto, have been satisfied.

                  (y) There are no contracts or other documents which are
            required to be described in the Prospectus or filed as exhibits to either Registration Statement or the ADS Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to either Registration Statement or the ADS Registration Statement.

                  (z) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company on the other hand, which is required to be described in the Prospectus and is not so described.

                  (aa) No labor disturbance by the employees of the Company or any of its subsidiaries exists or to the knowledge of the Company is imminent which might be expected to have a material adverse effect on the consolidated financial position, shareholders' equity, results of operations, business or prospects of the Company and its subsidiaries.

                  (bb) The Company is in compliance in all material respects with all applicable provisions of Netherlands and Belgian laws relating to employees (including, without limitation, laws relating to pension obligations).

                  (cc) The Company and its subsidiaries have duly filed with the appropriate taxing authorities all tax returns, reports and other information required to be filed through the date hereof and have paid all taxes due thereon (except as are being disputed in good faith and for which reserves in accordance with U.S. GAAP have been set aside); each such tax return, report or other information was, when filed, accurate and complete in all material respects; nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, might have a material adverse effect on the consolidated financial position, shareholders' equity, results of operations, business or prospects of the Company and its subsidiaries.

                  (dd) Except as disclosed in the Prospectus, under current laws and regulations of The Netherlands and any political subdivision thereof, all dividends and other distributions declared and payable in respect of Ordinary Shares may be paid by the Company in Dutch Guilders, euros or another currency that, in each case, may be converted into foreign currency and may be freely transferred out of The Netherlands, and all such payments made to holders thereof who are non-residents of The Netherlands will not be subject to income, withholding or other taxes under laws and regulations of The Netherlands or any political subdivision or taxing authority thereof or therein and will otherwise be free and clear of any other tax, duty, withholding or deduction in The Netherlands or any political subdivision or taxing authority thereof or therein and without the necessity of obtaining any governmental authorization in The Netherlands or any political subdivision or taxing authority thereof or therein.

                  (ee) No stamp or other taxes or duties are payable by or on behalf of the International Managers in The Netherlands upon or in connection with the sale and delivery to or by the International Managers of the Shares and ADSs as contemplated by the Prospectus.

                  (ff) As of the date hereof, and except as may otherwise be disclosed in the Prospectus, the Company has not (i) issued or granted any securities, including, without limitation, any options or warrants, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on its issued share capital.

                  (gg) The Company (i) makes and keeps books and records which are accurate in all material respects and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

                  (hh) Neither the Company nor any of its subsidiaries is (i) in violation of its respective articles of association or by-laws or equivalent constitutive documents, (ii) in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its properties or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its properties or assets or to the conduct of its business.

                  (ii) Except as otherwise described in the Prospectus, each of the Company and its subsidiaries possesses all licenses, permits, certificates, franchises, approvals and other authorizations necessary to the conduct of their respective businesses and the ownership, lease and operation of their respective properties; all such licenses, permits, certificates, franchises, approvals and other authorizations are in full force and effect and each of the Company and its subsidiaries is in compliance therewith in all material respects, except where the failure to possess such licenses, permits, certificates, franchises, approvals and other authorizations would not, in the aggregate, have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Company and its subsidiaries, taken as a whole; and none of the Company and any of its subsidiaries has received any notice of any proceedings relating to the revocation or modification of any such license, permit, certificate, franchise, approval or authorization which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or result, might have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Company and its subsidiaries, taken as a whole.

                  (jj) Neither the Company nor any of its subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has
            (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (iii) violated or is in violation of any provision of the United States Foreign Corrupt Practices Act of 1977, as amended, or
            (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

                  (kk) To the best of the Company's knowledge after due inquiry, there
            has been no violation of any applicable environmental law, ordinance, rule, regulation, order, judgment, decree or permit in any jurisdiction with respect to the properties of the Company or its subsidiaries.

                  (ll) There are no material acquisitions of businesses or
            assets by the Company or any of its subsidiaries pending or currently being negotiated.

                  (mm) Each of the Company and its subsidiaries has undertaken a review of all of its computer hardware and software ("Computer Equipment") and determined that such Computer Equipment is not in need of replacement or reprogramming to function correctly from January 1, 2000, except where such replacement or reprogramming would not have a material adverse effect on the Company and its subsidiaries.

                  (nn) The Company is not an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940, as amended (the "Investment Company Act"), nor is it a closed-end investment company required to be registered, but not registered, thereunder; and the Company is not and, after giving effect to the offering and sale of the Shares and the High Yield Offering, and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act and the rules and regulations of the Commission thereunder.

                  (oo) Neither the Company nor any subsidiary has incurred any liability for a fee, commission, or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement, the U.S. Underwriting Agreement or the Deposit Agreement.

                  (pp) Neither the Company nor any subsidiary has taken,
            directly or indirectly, any action which is designed to or which has constituted or which might reasonably have been expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offering of the Shares.

                  (qq) The Company owns no capital stock of, or other equity interests in, any person or entity (other than VersaTel Telecom Belgium N.V., VersaTel Telecom Europe B.V., Versatel Telecom Netherlands B.V., Bizztel Telematica B.V., CS Net B.V., CS Engineering B.V., Amstel Alpha B.V., 7-Klapper Beheer
            B.V., ITinera Services N.V. and Svianed B.V.)

                  (rr) Taking into account the receipt of proceeds from the
            offering and sale of the Shares and the High Yield Offering, the Company does not expect to qualify as a passive foreign investment company ("PFIC") as defined in Section 1296(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), a "foreign personal holding company" as defined in Section 552 of the Code or a "controlled foreign corporation" as defined in

            Section 957 of the Code, for its current taxable year or for future taxable years.

                  (ss) All of the representations, warranties and agreements of the Company contained it the underwriting agreement relating to the Company's concurrent offering of Senior Dollar Notes due 2009 and Senior Euro Notes due 2009 (the "High Yield Offering") are true and correct in all material respects.

            2. Representations, Warranties and Agreements of the Selling Shareholders. Each Selling Shareholder severally represents, warrants and agrees that:

                  (a) (A) In the case of Selling Shareholders other than
            Cromwilld, the Selling Shareholder has good and valid title to the Warrants, each entitling the holder thereof to purchase 13.334 Ordinary Shares and, immediately prior to the time at which the Shares to be sold by it in the offering (the "Warrant Shares") are delivered to the International Managers and the International Managers, the Selling Shareholder will have good and valid title to such Warrant Shares to be sold by the Selling Shareholder pursuant to this Agreement on such date, free and clear of all liens, encumbrances, equities or claims; and upon delivery of such Warrant Shares and payment therefor pursuant to this Agreement and the U.S. Underwriting Agreement, good and valid title to such Warrant Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several International Managers or the several International Managers, as the case may be; or (B) in the case of Cromwilld, it has good and valid title to the Shares to be sold by it, and, immediately prior to the time at with the Shares to be sold by it in the Offering are delivered to the International Managers, it will have good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims; and upon delivery of such Shares and payment therefor pursuant to this Agreement and the U.S. Underwriting Agreement, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several International Managers or the several International Managers, as the case may be.

                  (b) (A) In the case of all Selling Shareholders other than
            Cromwilld, the Selling Shareholder has placed in custody under the irrevocable power of attorney and custody agreement dated as of July 7, 1999 (together with the power of attorney and custody agreement of Cromwilld referred to below, the "Power of Attorney and Custody Agreement) with United States Trust Company of New York, as custodian (together with the custodian referred to in (B) below, the "Custodian"), a number of Warrants that will become exercisable, upon the closing of this offering contemplated hereby, into the Warrant Shares to be delivered and sold by the Selling Shareholder pursuant to this Agreement and the U.S. Underwriting Agreement; and
            (B) in the case of Cromwilld, it has placed in custody under the irrevocable power of attorney and custody agreement dated as of July 21, 1999 with the Company, acting in its capacity as custodian, a number of Shares to be delivered and sold by it pursuant to this Agreement and the U.S. Underwriting Agreement.

                  (c) Pursuant to the Power of Attorney and the Custody
            Agreement, the Selling Shareholder has duly and irrevocably executed and delivered a power of attorney appointing any of R. Gary Mesch, Raj Raithatha and Leo van der Veen, as attorneys-in-fact, with full power of substitution, and with full authority (exercisable by any one or more of them) to (i) (in the case of all Selling Shareholders other than Cromwilld) elect to exercise a number of Warrants held by the Selling Shareholder into Warrant Shares and (ii) execute and deliver this Agreement and the U.S. Underwriting Agreement and to take such other action as may be necessary or desirable to carry out the provisions thereof, in each case on behalf of the Selling Shareholder.

                  (d) The Selling Shareholder has full right, power and
            authority to enter into this Agreement and the U.S. Underwriting Agreement and the Power of Attorney and Custody Agreement; the execution, delivery and performance of this Agreement and the U.S. Underwriting Agreement, the Power of Attorney and the Custody Agreement of the Selling Shareholder and the consummation by the Selling Shareholder of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder is bound or to which any of the property or assets of the Selling Shareholder are subject, nor will such actions result in any violation of the provisions of the charter or by-laws, articles of partnership, deed of trust or other equivalent constituent documents of such Selling Shareholder or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Shareholder or the property or assets of the Selling Shareholder; upon execution and delivery thereof by the attorney-in-fact, this Agreement and the U.S. Underwriting Agreement will be duly authorized, executed and delivered by the Selling Shareholder; and, except for the registration of the Warrant Shares (in the case of Selling Shareholders other than Cromwilld) or the Shares (in the case of Cromwilld) under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable U.S. or Netherlands securities laws in connection with the purchase and distribution of the Warrant Shares (in the case of Selling Shareholders other than Cromwilld) or the Shares (in the case of Cromwilld) by the International Managers, the International Managers and the Representatives, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the U.S. Underwriting Agreement and the Power of Attorney and Custody Agreement by the Selling Shareholder and the consummation by the Selling Shareholder of the transactions contemplated hereby and thereby.

                  (e) To the extent that any statements or omissions made in the
            Registration Statements, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by the Selling Shareholders specifically for use therein, the Primary Registration Statement did not, and the Rule 462(b) Registration Statement, if any, the Prospectus and any amendments or supplements to the Registration Statement or the Prospectus will not, when they become effective or are filed with the Commission, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (f) The Selling Shareholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

                  (g) (A) In the case of Selling Shareholders other than
            Cromwilld, the information provided by the Selling Shareholder in the Instruction to Purchase Warrant Shares in Connection with, and Request to Include Warrant Shares for Sale in, the initial public offering of the Company (attached to the Power of Attorney and Custody Agreement) was true and correct as of the date on which it was made, and as of the date hereof; and, except as disclosed in the Prospectus, within the past three years the Selling Shareholder has held no position or office or had any other material relationship with the Company, or (B) in the case of Cromwilld, the information provided by it in the Selling Shareholder Information Schedule (Exhibit B to the Settlement Agreement) was true and correct when made and as of the date hereof.

                  (h) In the case of Cromwilld, it had full power and authority to enter into the Settlement Agreement; the Settlement Agreement has been duly authorized, executed and delivered by it and constitutes a legally binding obligation of Cromwilld, enforceable in accordance with its terms.

            3. Purchase of the Shares and ADSs by the International Managers. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, (i) the Company agrees to sell - Firm Shares (in the form of Ordinary Shares or ADSs) and (ii) each Selling Shareholder agrees, severally but not jointly, to sell the number of Firm Shares set forth opposite its name on Schedule II hereto, to the several International Managers, and each U.S. Underwriter, severally and not jointly, agrees to purchase the number of Firm Shares (in the form of Ordinary Shares or ADSs) set opposite such U.S. Underwriter's name in Schedule I hereto, from the Company and the Selling Shareholders. Each U.S. Underwriter shall be obligated to purchase, from the Company and from each Selling Shareholder, that number of Firm Shares which represents the same proportion of the number of Firm Shares to be sold by the Company and by each Selling Shareholder, as the number of Firm Shares set forth opposite the name of such U.S. Underwriter in Schedule I represents of the total number of Firm Shares to be purchased by all of the International Managers pursuant to this Agreement. The respective purchase obligations of the International Managers with respect to the Firm Shares (including Firm ADSs) shall be rounded among the International Managers to avoid fractional shares, as the Representative may determine.

            In addition, the Company grants to the International Managers an option to purchase up to an aggregate - Option Shares [and Cromwilld grants to the International Managers an option to purchase up to an aggregate - Option Shares] (in each case in the form of Ordinary Shares or ADSs). Such option is granted solely for the purpose of covering over-allotments in the sale of Firm Shares and is exercisable as provided in Section 5 hereof. Option Shares shall be purchased severally for the account of the International Managers in proportion to the number of Firm Shares set opposite the name of such International Managers in Schedule I hereto. The respective purchase obligations of the International Managers with respect to the Option Shares shall be rounded among the International Managers to avoid fractional shares, as the Representatives may determine.

            The price of both the Firm Shares and any Option Shares purchased from the Company and/or the Selling Shareholders in the form of Ordinary Shares shall be - per Firm Share or Option Share, and the price of both the Firm Shares and any Option Shares purchased from the Company and/or the Selling Shareholders in the form of ADSs shall be $- per Firm ADS or Option ADS, in each case net of underwriting discounts and commissions.

            The Company and the Selling Shareholders shall not be obligated to deliver any of the Shares to be delivered on the First Delivery Date or the Second Delivery Date (each as defined herein), as the case may be, except upon payment for all the Shares to be purchased on such Delivery Date as provided herein and in the U.S. Underwriting Agreement.

            4. Offering of Shares and ADSs by the International Managers. Upon authorization by the Lead Manager of the release of the Firm Shares, the several International Managers propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus; provided, however, that no Shares registered pursuant to the 462(b) Registration Statement, if any, shall be offered prior to the Effective Time thereof.

            It is understood that - Firm Shares will initially be reserved by the several International Managers and the several International Managers for offer and sale upon the terms and conditions set forth in the Prospectus to employees and persons having business relationships with the Company and its subsidiaries (the "Directed Share Program") who have heretofore delivered to the Representatives offers or indications of interest to purchase Firm Shares in form satisfactory to the Representatives, and that any allocation of such Firm Shares among such persons will be made in accordance with timely directions received by the Representatives from the Company; provided, that under no circumstances will the Representatives or any U.S. Underwriter or any International Manager be liable to the Company or to any such person for any action taken or omitted in good faith in connection with such offering to employees and persons having business relationships with the Company and its subsidiaries. It is further understood that any Firm Shares which are not purchased by such persons will be offered by the International Managers and the International Managers to the public upon the terms and conditions set forth in the Prospectus.

                  Each U.S. Underwriter agrees that, except to the extent permitted by the Agreement Among International Managers and International Managers, it will not offer or sell any of the Shares or ADSs outside of the United States or Canada.

                  5. Delivery of and Payment for the Shares. Delivery of and payment for the Firm Shares shall be made at the offices of [Stibbe Simont Monahan Duhot, Amsterdam], at [time], on the [fourth] full business day following the Date of this Agreement or at such other date or place as shall be determined by agreement between the Representatives and the Company. This date and time are sometimes referred to as the "First Delivery Date." On the First Delivery Date, (a) with respect to the Firm Shares to be sold by the Company and the Selling Shareholders to be delivered in the form of Ordinary Shares, the Company and the Custodian, on behalf of the Selling Shareholders, shall deliver or cause to be delivered to the Lead Manager for the account of each U.S. Underwriter such Firm Shares by book entry transfer through Nederlands Centraal Instituut voor Giraal Effectenverkeer B.V. ("NECIGEF"), in Amsterdam, The Netherlands, for credit (i) to the designated account of the Lead Manager or its nominee at NECIGEF or further credit to designated accounts with the Euroclear System ("Euroclear") or Cedel Bank, societe anonyme ("Cedel"), as the case may be, in such respective portions as the Lead Manager may designate by notice to the Company and the Custodian given at least two full business days prior to the First Delivery Date, and (ii) to such other NECIGEF accounts as the Lead Manager may so designate and (b) with respect to the Firm Shares to be sold by the Company and the Selling Shareholders to be delivered in the form of ADSs, if any, the Company and the Custodian, on behalf of the Selling Shareholders, shall
(i) deliver or cause to be delivered such Firm Shares by book entry transfer through NECIGEF for credit to the account of the Correspondent Bank of the Depositary, (ii) cause the Depositary to issue one or more ADRs evidencing the ADSs representing such Firm Shares to be registered in such names as specified below and (iii) deliver or cause to be delivered such ADRs to the Lead Manager for the account of each U.S. Underwriter, in each case against payment to or upon the order of (A) the Company of the purchase price therefor by wire transfer in same-day funds to the account or accounts specified by the Company to the Lead Manager and (B) the Custodian, on behalf of the Selling Shareholders, of the purchase price therefor by wire transfer in same-day funds to the account or accounts specified by the Custodian to the Lead Manager, in each case upon two business days' prior notice. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each U.S. Underwriter hereunder. Upon delivery, the Firm Shares shall be registered in such names and in such denominations as the Lead Manager shall request in writing not less than two full business days prior to the First Delivery Date.

                  The Lead Manager, on behalf of the several International Managers, may elect to have Firm Shares delivered in the form of either Ordinary Shares or ADSs in such portions as they may elect, in satisfaction of the Company's and the Selling Shareholders' obligations to sell to the several International Managers, and the several International Managers' obligations to purchase, such Firm Shares. Notice of such election with respect to the First Delivery Date shall be given by the Lead Manager to the Custodian and the Company upon two business days' prior notice. Upon delivery, the ADRs evidencing the ADSs representing the Firm Shares shall be registered in such names and in such denominations as the Lead Manager shall request in writing not less than two full business days prior to the First

Delivery Date. For the purpose of expediting the checking and packaging of the ADRs evidencing the ADSs representing the Firm Shares, the Company and the Custodian, on behalf of the Selling Shareholders, shall make such ADRs available for inspection by the Lead Manager in New York, New York, on the business day prior to the First Delivery Date.

                  At any time on or before the thirtieth day after the date of this Agreement, the option granted in Section 3 may be exercised by written notice being given to the Company [and Cromwilld] by the Representatives. Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised, whether all or a portion of such shares are to be delivered in the form of ADRs evidencing ADSs representing such Option Shares, the denominations in which the shares of Option Shares and ADRs, if any, are to be issued and the date and time, as determined by the Representatives, when the Option Shares and ADRs, if any, are to be delivered; provided, however, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the Option Shares are delivered are sometimes referred to as the "Second Delivery Date" and the First Delivery Date and the Second Delivery Date are sometimes each referred to as the "Delivery Date".

                  Delivery of and payment for the Option Shares shall be made at the place specified in the first sentence of the first paragraph of this Section 5 (or at such other place as shall be determined by agreement between the Representatives and the Company) at [time], on the Second Delivery Date. On the Second Delivery Date, (a) with respect to the Option Shares to be delivered in the form of Ordinary Shares, the Company [and the Custodian on behalf of Cromwilld] shall deliver or cause to be delivered to the Lead Manager for the account of each U.S. Underwriter such Option Shares by book entry transfer through NEGIGEF in Amsterdam, The Netherlands, for credit (i) to the designated account of the U.S. Underwriter and for further credit to designated accounts at Euroclear or Cedel, as the case may be, in such respective portions as the U.S Representative may designate by notice to the Company given at least two full business days prior to the Second Delivery Date, and (ii) to such other NECIGEF accounts as the U.S Representative may so designate and (b) with respect to the Option Shares to be delivered in the form of ADSs, if any, the Company [and the Custodian on behalf of Cromwilld] shall (i) deliver or cause to be delivered such Option Shares by book entry transfer through NECIGEF for credit to the account of the Correspondent Bank of the Depositary, (ii) cause the Depositary to issue one or more ADRs evidencing the ADSs representing such Option Shares to be registered in such names as specified below and (iii) deliver or cause to be delivered such ADRs to the Lead Manager for the account of each U..S. Underwriter, in each case, against payment to or upon the order of the Company [and the Custodian on behalf of Cromwilld] of the purchase price therefor by wire transfer in (same day) funds to the account or accounts specified by the Company to the Lead Manager upon two business days' prior notice. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each U.S. Underwriter hereunder. Upon delivery, the Option Shares shall be registered in such names and in such denominations as the Lead Manager shall request in the aforesaid written notice.

                  The Lead Manager, on behalf of the several International Managers, may elect to have Option Shares delivered in the form of either Ordinary Shares or ADSs in such portions as they may elect in satisfaction of the Company's [and Cromwilld's] obligation to sell to the several International Managers, and the several International Managers' obligations to purchase, such Option Shares. Notice of such election with respect to the Second Delivery Date shall be given by the Lead Manager to the Company [and the Custodian on behalf of Cromwilld] in accordance with the provisions of the second preceding paragraph. Upon delivery, the ADRs evidencing the ADSs representing the Option Stock shall be registered in such names and in such denominations as the Lead Manager shall request in accordance with the provisions of the second preceding paragraph. For the purpose of expediting the checking and packaging of the ADRs evidencing the ADSs representing Option Shares, the Company shall make such ADRs available for inspection by the Lead Manager in New York, New York, on the business day prior to the Second Delivery Date.

                  With respect to all or any portion of Shares and ADSs to be purchased and sold hereunder, the Lead Manager, on behalf of the International Managers and for the purposes of effecting reallocations of Shares and ADSs, may elect to have such Shares and ADSs delivered to and paid for by the International Managers in satisfaction of the obligation of the Company and the Selling Shareholders to sell to the International Managers, and the International Managers' obligations to purchase, such Shares and ADSs. Notice of such election shall be given by the Lead Manager to the Company and the Selling Shareholders two business days prior to the relevant Delivery Date.

                  With respect to all or any portion of the Shares and ADSs to be purchased and sold pursuant to the U.S. Underwriting Agreement, the International Representative, on behalf of the International Managers and for purposes of effecting reallocations of Shares and ADSs, may elect to have such Shares and ADSs delivered to and paid for by the International Managers in satisfaction of the obligation of the Company and the Selling Shareholders to sell to the International Managers, and the obligations of the International Managers to purchase, such Shares and ADSs. Notice of such election shall be given by the International Representative to the Company and the Selling Shareholders two business days prior to the relevant Delivery Date.

                  6. Further Agreements of the Company. The Company agrees:

                           (a) To prepare the Rule 462(b) Registration
                  Statement, if necessary, in a form approved by the Representatives and to file such 462(b) Registration Statement with the Commission on the date hereof; to prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than 5:00 p.m., New York City time, on the day following the execution and delivery of this Agreement; to make no further amendment or any supplement to either Registration Statement, the ADS Registration Statement or to the Prospectus except as permitted herein; to advise the Representatives, promptly after it receives notice thereof, of the time when each Registration Statement or the ADS Registration Statement or any amendment thereto has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Shares or ADSs for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of either Registration Statement, the ADS Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                           (b) To furnish promptly to each of the
                  Representatives and to U.S. counsel to the International Managers and the International Managers a signed copy of each of the Registration Statements and the ADS Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

                           (c) To deliver promptly to the Representatives such
                  number of the following documents as the Representatives shall reasonably request: (i) conformed copies of the Registration Statements as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per share earnings) and
                  (ii) each Preliminary Prospectus, the Prospectus (not later than 5:00 p.m., New York City time, on the day following the execution and delivery of this Agreement) and any amended or supplemented Prospectus (not later than 10:00 a.m., New York City time, on the day following the date of such amendment or supplement), as the Representatives may reasonably request; and, if the delivery of a prospectus is required at any time after the Effective Time of the Primary Registration Statement in connection with the offering or sale of the Shares or ADSs (or any other securities relating thereto) and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Representatives and, upon their request, to prepare and furnish without charge to each U.S. Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

                           (d) To file promptly with the Commission any
                  amendment to the Registration Statements or the ADS Registration Statement, or the Prospectus or any supplement to the Prospectus, that may, in the reasonable judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission;

                           (e) Prior to filing with the Commission any amendment
                  to either Registration Statement or the ADS Registration Statement, or supplement to the Prospectus, or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Representatives and counsel to the International Managers and the International Managers and not to file any such document to which the Representative shall reasonably object after having been given reasonable notice of the proposed filing thereof;

                           (f) As soon as practicable after the Effective Date
                  of the Primary Registration Statement, to make generally available to the Company's security holders and to deliver to the Representatives an earning statement of the Company and its subsidiaries (which need not be audited) complying with
                  Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule
                  158);

                           (g) For a period of five years following the
                  Effective Date of the Primary Registration Statement, to furnish to the Representatives copies of all materials furnished by the Company to its shareholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange or automatic quotation system upon which the Shares or ADSs may be listed or quoted pursuant to requirements of or agreements with such exchange or system or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

                           (h) Promptly from time to time to exercise best
                  efforts to take such action as the Representatives may reasonably request, in cooperation with the International Managers and the International Managers, to qualify the Shares and ADSs for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares and ADSs; provided that, in connection therewith, the Company shall not be required to qualify as a foreign corporation or otherwise subject itself to taxation in any jurisdiction in which it is not otherwise so qualified or subject, except as may be provided in the Operative Agreements.

                           (i) For a period of 180 days from the date of the
                  Prospectus, not to, directly or indirectly, issue, offer, pledge, sell, contract to sell or sell or grant any contract, option, right or warrant to purchase, purchase any option to sell, or otherwise transfer or dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition, transfer or purchase by any person at any time in the future of) any Shares or ADSs, Ordinary Shares (other than (x) Ordinary Shares issued pursuant to employee stock option and incentive plans existing on the date hereof and (y) Ordinary Shares or other share capital used by the Company in connection with acquisitions or strategic alliances (provided in each such case that the recipient of such shares executes a Lock-up Letter (as defined below) in advance of any such transfer)) or any other share capital of the Company or securities convertible or exercisable or exchangeable for any such securities, or sell or grant options, rights or warrants with respect to any such securities (other than the grant of options pursuant to employee stock option and incentive plans existing on the date hereof) or enter into any swap or similar agreement that transfers, in whole or in part, the economic risk of ownership of any such securities, whether any of the foregoing transactions is to be settled by delivery of any such securities, in cash or otherwise, in each case without the prior written consent of the Lead Manager; and to cause each shareholder of the Company, [each] holder of options in securities of the Company and each person named in the Prospectus to furnish to the Representatives, prior to the First Delivery Date, a letter or letters (the "Lock-up Letters"), in form and substance satisfactory to counsel to the International Managers, pursuant to which each such person shall agree not to, directly or indirectly, offer, pledge, sell, contract to sell or sell or grant any contract, option, right or warrant to purchase, purchase any option to sell, or otherwise transfer or dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition, transfer or purchase by any person at any time in the future of) any Shares, ADSs or other share capital of the Company or securities convertible or exercisable or exchangeable for any such securities, or sell or grant options, rights or warrants with respect to any such securities or enter into any swap or similar agreement that transfers, in whole or in part, the economic risk of ownership of any such securities (other than (x) any exercise of any stock option granted to such person pursuant to the Company's stock option plans prior to the date hereof (although such sentence shall apply to any subsequent sale of shares received upon any such exercise) or (y) if such person is a shareholder of the Company, the transfer of any Ordinary Shares to an affiliate of such person, provided that the Representatives are notified in advance of any such proposed transfer and are furnished in advance of such transfer with a copy of the Lock-up Letter duly executed by the transferee), whether any of the foregoing transactions is to be settled by delivery of any such securities, in cash or otherwise, for a period of 180 days from the date of the Prospectus;

                           (j) To use all reasonable efforts to maintain the
                  listing of the Shares on the AEX and of the ADSs on the Nasdaq National Market System until none of the Shares and ADSs is outstanding;

                           (k) To comply in all material respects with the
                  Deposit Agreement so that ADRs evidencing ADSs will be executed by the Depositary and delivered to the International Managers on each Delivery Date;

                           (l) To comply in all material respects with all
                  covenants and agreements of the Company contained in underwriting agreement relating to the High Yield Offering;

                           (m) To apply the net proceeds from the sale of the
                  Shares and ADSs
                  being sold by the Company as set forth in the Prospectus, and to apply the net proceeds from the Third High Yield Offering as set forth in the Prospectus and in each prospectus relating to such Offering;

                           (n) Between the date hereof and the First Delivery
                  Date (both dates inclusive), to notify and consult with the Representatives, and to cause its subsidiaries and all other parties acting on its or their behalf to notify and consult with the Representatives, prior to issuing any announcement which could be material in the context of the distribution of the Shares and ADSs;

                           (o) Promptly to inform the Representatives of any
                  communications received by the Company from any governmental or regulatory agency or authority, including, without limitation, any Netherlands or Belgian regulatory authority, the Luxembourg Stock Exchange, or the Commission, relating to the offering of the Shares and ADSs and to furnish the Representatives with copies thereof;

                           (p) To take such steps as shall be necessary to
                  ensure that neither the Company nor any subsidiary shall become an "investment company" within the meaning of such term under the Investment Company Act, and the rules and regulations of the Commission thereunder;

                           (q) To not take, directly or indirectly, any action
                  which is designed to stabilize or manipulate, or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation, of the price of any security of the Company in connection with the offering of the Shares and ADSs;

                           (r) To take reasonable steps to minimize its
                  accumulation of passive income and passive assets and the risk of the Company qualifying as a PFIC for 1999 and for future years; provided that such steps are consistent with the Company's general business plan and other business considerations (which are subject to change);

                           (s) To monitor its status as a PFIC and, in the event
                  the Company is a PFIC, to provide the requisite information to enable shareholders to make qualified electing fund (as such term is used in the Code) elections;

                           (t) To cause each of Arthur Andersen and KPMG
                  Accountants N.V. to deliver an initial comfort letter, with respect to the financial statements of the Company and Svianed B.V., respectively, dated the date of the Prospectus, to the International Managers and the International Managers, in form and substance reasonably satisfactory to the Representatives at or prior to the time copies of the Prospectus are furnished to the Representatives; and

                           (u) In advance of registering any transfers of its
                  Ordinary Shares from Telecom Founders B.V. to a holder of depositary receipts in Telecom

                  Founders, to provide (or cause Telecom Founders to provide) to the Representatives and their counsel evidence satisfactory to the Representatives that such transfers may be made pursuant to a valid exemption under the Securities Act.

                  7. Further Agreements of the Selling Shareholders. Each Selling Shareholder agrees:

                           (a) That the Shares to be sold by the Selling
                  Shareholder under this Agreement and the U.S. Underwriting Agreement, and the Warrants (in the case of Selling Shareholders other than Cromwilld) or the Shares (in the case of Cromwilld) that have been placed in custody by the Selling Shareholder with the Custodian, are subject to the interest of the International Managers, the International Managers and the other Selling Shareholders thereunder, that the arrangements made by the Selling Shareholder for such custody are irrevocable (except as otherwise explicitly provided in the Power of Attorney and Custody Agreement), and that the obligations of the Selling Shareholder under each this Agreement and the U.S. Underwriting Agreement shall not be terminated by any act of the Selling Shareholder, by operation of law or, in the case of a trust, by the death or incapacity of any executor or trustee or the termination of such trust, or the occurrence of any other event.

                           (b) To deliver to the Representatives prior to the
                  Delivery Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Shareholder is a non-United States person) or Form W-9 (if the Selling Shareholder is a United States person.)

                           (c) To cooperate with the Company, the International
                  Managers and the International Managers and to execute and deliver, or use its best efforts to cause to be executed and delivered, all such other instruments, and take all such other actions as such party may reasonably be requested to take by the Company, the International Managers and the International Managers from time to time, in order to effectuate the exercise of Warrants and the sale of Warrant Shares (in the case of Selling Shareholders other than Cromwilld) or the Shares (in the case of Cromwilld) in the offering contemplated hereby.

                  8. Expenses. The Company agrees to pay or cause to be paid:
(a) the costs incident to the authorization, issuance, sale and delivery of the Shares and ADSs and any taxes payable in that connection; (b) the costs incident to the preparation, printing and distributing of the Registration Statements, the ADS Registration Statement, each Preliminary Prospectus, each Prospectus and any amendments, supplements and exhibits thereto; (c) the costs of distributing the Registration Statements and the ADS Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereto (including, in each case, exhibits), each Preliminary Prospectus, the Prospectus, the International Prospectus and any amendment or supplement to the Prospectus or the International Prospectus, all as provided in this Agreement and the U.S. Underwriting

Agreement; [(d) the costs of producing and distributing this Agreement, the U.S. Underwriting Agreement, the Agreement Among International Managers and International Managers, the Agreement Among International Managers and the Supplemental Agreement Among International Managers;] (e) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Shares and ADSs; (f) the fees and expenses of qualifying the Shares and ADSs under the securities laws of the several jurisdictions as provided in Section 6(h) and of preparing, printing and distributing a Blue Sky Memorandum (including reasonable related fees and expenses of counsel to the International Managers[, including Canadian counsel]); [(g) (i) all costs and expenses incident to the preparation of the "road show" presentation materials and (ii) all costs and expenses incident to the road show travelling expenses of the Company]; (h) the costs of preparing ADR certificates evidencing the ADSs; (i) all expenses and fees in connection with the application for inclusion of the Shares on the AEX and the ADSs on the Nasdaq National Market System, or the obtaining of any approvals in connection with the sale of the Shares and ADSs from relevant authorities in The Netherlands or Belgium; (j) the costs and expenses of depositing any Shares under the Deposit Agreement against issuance of ADRs evidencing the ADSs; (k) the fees and expenses (including fees and disbursements of counsel) of the Depositary and any nominee or custodian appointed under the Deposit Agreement, other than the fees and expenses to be paid by holders of ADRs (except the International Managers and the International Managers, in connection with the initial purchase of the ADSs); (l) the fees and expenses of any Authorized Agent (as defined in Section 19 hereof); (m) the cost and charges of any transfer agent or registrar; (n) all stamp or other issuance or transfer taxes or governmental duties, if any, payable by the International Managers in connection with the offer and sale of the Shares and ADSs to the International Managers and by the International Managers to the initial purchasers therefrom; and (o) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement not otherwise specifically provided for in this
Section 8, including, without limitation, the fees and expenses of Arthur Andersen, the Company's independent accountants, KPMG Accountants N.V., the accountants of Svianed B.V., Shearman & Sterling, U.S. counsel to the Company, and Stibbe Simont Monahan Duhot, Netherlands counsel to the Company; provided that, except as provided in this Section 8 and in Section 11, the International Managers shall pay their own costs and expenses, including the costs and expenses of their counsel and any transfer taxes on the Shares and ADSs which they may sell. The Company shall pay the expenses of the Selling Shareholders hereunder, as provided in each Power of Attorney and Custody Agreement; provided that in no event shall Cromwilld be liable to the Company for any expenses incurred in connection with the transactions contemplated by this Agreement and the U.S. Underwriting Agreement.

                  9. Conditions of the International Managers' Obligations. The several obligations of the International Managers hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

                           (a) The Rule 462(b) Registration Statement, if any,
                  and the Prospectus shall have been timely filed with the Commission in accordance with Section 6(a); no stop order suspending the effectiveness of any of either Registration Statement or the ADS Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in either of the Registration Statements, the ADS Registration Statement or the Prospectus or otherwise shall have been complied with.

                           (b) No U.S. Underwriter or International Underwriter
                  shall have discovered and disclosed to the Company on or prior to such Delivery Date that either Registration Statement, the ADS Registration Statement or the Prospectus or any amendment or supplement thereto contain any untrue statement of a fact which, in the opinion of counsel to the International Managers and the International Managers, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                           (c) All corporate proceedings and other legal matters
                  incident to the authorization, form and validity of this Agreement, the U.S. Underwriting Agreement, the Deposit Agreement, the Shares, the ADSs and the ADRs and each Registration Statement, the ADS Registration Statement and the Prospectus or any amendment or supplement thereto, and all other legal matters relating to this Agreement, the U.S. Underwriting Agreement, the Deposit Agreement, the Power of Attorney and Custody Agreement and the transactions contemplated hereby and thereby shall be reasonably satisfactory in all material respects to counsel to the International Managers and the International Managers, and the Company and the Selling Shareholders shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                           (d) Shearman & Sterling shall have furnished to the
                  Representatives its written opinion, as U.S. counsel to the Company, addressed to the International Managers and the International Managers and dated such Delivery Date, in form and substance satisfactory to the Representatives, to the effect that:

                                    (i) The Primary Registration Statement and
                           the ADS Registration Statement were declared effective under the Securities Act as of the date and time specified in such opinion, the Rule 462(b) Registration Statement, if any, was filed with the Commission on the date specified therein, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein and no stop order suspending the effectiveness of either Registration Statement or the ADS Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission;

                                   (ii) The Registration Statements and the ADS
                           Registration Statement, as of their respective Effective Dates, and the Prospectus, as of its date, and any further amendments or supplements thereto, as of their respective dates, made by the Company prior to such Delivery Date (other than the financial statements and other financial data contained therein, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations;

                                  (iii) To the best of such counsel's knowledge,
                           there are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statements or the ADS Registration Statement by the Securities Act or by the Rules and Regulations which have not been described or filed as exhibits to the Registration Statements or the ADS Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations;

                                   (iv) Assuming due authorization, execution
                           and delivery by the Company under the laws of The Netherlands, each of this Agreement and the U.S. Underwriting Agreement has been duly executed and delivered by the Company insofar as New York law is concerned;

                                    (v) Assuming due authorization, execution
                           and delivery by the Company under the laws of The Netherlands, the Deposit Agreement has been duly executed and delivered by the Company insofar as New York law is concerned and, assuming due authorization, execution and delivery of the Deposit Agreement by the Depositary and that each of the Depositary and (under the laws of The Netherlands) the Company has full power, authority and legal right to enter into and perform its obligations thereunder, constitutes a valid and legally binding agreement of the Company, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and to general principles of equity (regardless of whether in a proceeding in equity or at law);

                                   (vi) Assuming due authorization, execution
                           and delivery of the Deposit Agreement by the Depositary, upon due issuance by the Depositary of the ADRs evidencing ADSs being delivered by the Company at such Delivery Date against the deposit of Ordinary Shares to be deposited by the Company in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and will entitle the persons in whose names the ADRs are registered to the rights specified therein and in the Deposit Agreement;

                                  (vii) Assuming the validity of such actions
                           under the laws of The Netherlands, under the laws of the State of New York relating to submission to personal jurisdiction, the Company has, pursuant to
                           Section 19 of this Agreement, legally, validly and irrevocably submitted to the personal jurisdiction of any state or federal court located in the Borough of Manhattan, The City of New York, New York in any action arising out of or relating to this Agreement or the transactions contemplated hereby, and has legally, validly and effectively appointed the Authorized Agent as its authorized agent for the purposes described in Section 19 of this Agreement, and the Company has validly and irrevocably waived
                           (A) the defense of an inconvenient forum to the maintenance of any such suit or proceeding and (B) any immunity to jurisdiction to which it may otherwise be entitled in any such suit or proceeding;

                                 (viii) The issue and sale of the Shares and
                           ADSs being delivered by the Company at such Delivery Date, the deposit with the Depositary of the Ordinary Shares to be delivered in the form of ADSs against the issuance of ADRs evidencing ADSs pursuant to the Deposit Agreement and the compliance by the Company with all of the provisions of this Agreement, the U.S. Underwriting Agreement, the Deposit Agreement and the Power of Attorney and Custody Agreement and the consummation by the Company of the transactions contemplated herein and therein, do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (A) any existing applicable law, rule or regulation of any court or governmental agency or body of the United States or the State of New York (other than state securities or Blue Sky laws as to which we have not been requested to express any opinion) or (B) any order, known to us, of any government, governmental instrumentality or court of the United States or the State of New York having jurisdiction over the Company or any of their properties or assets; and, except for the registration of the Shares and the ADSs under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Shares and the ADSs by the International Managers and the International Managers, no consent, approval, authorization or order of, or filing or registration with, any such court, governmental agency or body is required for the execution, delivery and performance of this Agreement, the U.S. Underwriting Agreement or the Deposit Agreement by the Company and the consummation of the transactions contemplated hereby and thereby;

                                   (ix) The statements set forth in the
                           Prospectus under the captions "Description of American Depositary Receipts," insofar as such statements purport to constitute a summary of the terms of the

                           Deposit Agreement, the ADSs and the ADRs, fairly summarize such terms, laws, agreements and other documents in all material respects;

                                    (x) The statements set forth in the
                           Prospectus under the caption "Tax Considerations -- U.S. Federal Income Tax Considerations" accurately summarize, subject to limitations and qualifications stated therein, the material U.S. federal income tax consequences to a U.S. Holder of the purchase, ownership and disposition of Ordinary Shares or ADSs;

                                   (xi) The Company is not and, after giving
                           effect to the offering and sale of the Shares and ADSs and the High Yield Offering, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the United States Investment Company Act of 1940; and

                                  (xii) The opinion of such counsel delivered
                           pursuant to Section 6(d) of the High Yield
                           Underwriting Agreement is confirmed and the International Managers may rely upon such opinion as if it were addressed to them.

                  In rendering such opinion, such counsel may (i) state that their opinion is limited to matters governed by the federal laws of the United States of America and the laws of the State of New York and (ii) rely (to the extent such counsel deems proper), as to matters involving the application of the laws of The Netherlands upon the opinion of Stibbe Simont Monahan Duhot referred to in Section 9(e) below if so specified in its opinion. Such counsel shall also have furnished to the Representatives a written statement, addressed to the International Managers and dated such Delivery Date, in form and substance satisfactory to the Representatives, to the effect that (x) such counsel has acted as counsel to the Company in connection with the preparation of the Registration Statements and the ADS Registration Statement and (y) based on the foregoing, no facts have come to the attention of such counsel which lead it to believe that (I) each Registration Statement and the ADS Registration Statement, as of their respective Effective Dates, and the Prospectus, as of its date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or, (II) as of such Delivery Date, that the Prospectus or International Prospectus contains any untrue statement of a material fact or, omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in each Registration Statement, the ADS Registration Statement or the Prospectus except for the statements made in the Prospectus under the captions "Description of American Depositary Shares" and "Tax Considerations -

                  Certain U.S. Federal Income Tax Considerations" insofar as such statements relate to the provisions of the ADSs, the ADRs and the Deposit Agreement or concern legal matters.

                           (e) Stibbe Simont Monahan Duhot shall have furnished
                  to the Representatives its written opinion, as Netherlands counsel to the Company, addressed to the International Managers, the International Managers and the Company and dated such Delivery Date, in form and substance satisfactory to the Representatives and the Company, to the effect that:

                                    (i) The Company has been duly incorporated
                           and is validly existing under the laws of The Netherlands as a legal entity in the form of a naamloze vennootschap, is duly qualified to do business in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged;

                                   (ii) Each of the Company's Netherlands
                           subsidiaries has been duly incorporated and is validly existing under the laws of The Netherlands, is duly qualified to do business in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged;

                                  (iii) The Company has an authorized and issued
                           capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the Shares being delivered by the Company and the Selling Shareholders on such Delivery
                           Date) have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus and when the Shares to be sold by the Company and the Selling Shareholders hereunder and under the U.S. Underwriting Agreement are delivered, or in the case of Shares to be deposited pursuant to the Deposit Agreement, when such Shares are so deposited, in each case against payment therefor as provided herein and in the U.S. Underwriting Agreement, such Shares will be duly and validly issued, fully paid and non-assessable and the subscription and deposit of such Shares will not be subject to any preferential subscription rights or preemptive rights pursuant to the Articles of Association, Netherlands law or otherwise; except as disclosed in the Prospectus, there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from the Company or obligations of the Company to issue, any class of capital stock of, or other form of ownership interest in, the Company; and all of the issued shares of capital stock of, or other form of ownership interest in, each subsidiary of the Company have been duly and validly authorized and issued and are fully paid, non-assessable and are wholly owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                                   (iv) There are no restrictions in the
                           Articles of Association that would prevent the Shares and ADSs from being offered and sold by the Company to the International Managers and the International Managers;

                                    (v) The shareholders register of the Company
                           does not contain, and, after the issuance of the Shares and ADSs, will not contain, any registration of any pledges ("pandrecht") or rights of usufruct ("vruchtgebruik") with respect to any shares of capital stock of the Company;

                                   (vi) Assuming the due execution by the
                           Selling Shareholders and the International Managers of this Agreement, proportional co-ownership of the Shares and ADSs, within the meaning of the Dutch Securities Giro Administration and Transfer Act ("Wet Giraal Effectenverkeer"), will have been acquired by the International Managers on whose behalf and in whose name such Shares and ADSs will be held and administered by an associated institution of NECIGEF, free and clear of all liens, claims or other encumbrances;

                                  (vii) The descriptions in the Prospectus of
                           statutes, legal and governmental proceedings and contracts and other documents are accurate in all material respects; the statements in the Prospectus under the headings "Service of Process and Enforceability of Civil Liabilities," "Summary - Regulatory and Competitive Environment," "Risk Factors - Changes in the Regulatory Environment Could Affect our Ability to Offer our Products and Services," "Dividend Policy," "Business Regulation," "Business - Intellectual Property," "Management - Supervisory Board," "Management - Management Board," "Management - Executive Compensation," "Description of Capital Stock," "Management - Stock Option Plans," and "Shares Eligible for Future Sale," to the extent that they constitute summaries of matters of law or regulation or legal conclusions, have been reviewed by such counsel and fairly summarize the matters described therein in all material respects;

                                 (viii) The Company, with respect to each of the
                           Operative Agreements, has full right, power and authority to execute and deliver each of the Operative Agreements and to perform its obligations thereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery of each of the Operative Agreements and the consummation of the transactions contemplated thereby have been duly and validly taken;

                                   (ix) This Agreement and the U.S. Underwriting
                           Agreement have been duly authorized, executed and delivered by the Company and, assuming that this Agreement and the U.S. Underwriting Agreement constitute valid and legally binding agreements under the laws of the State of New York, constitute valid and legally binding agreements of the Company enforceable against the Company in accordance with its terms;

                                    (x) Each of the Deposit Agreement and the
                           Power of Attorney and Custody Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery of the Deposit Agreement by the Depositary and assuming that the Deposit Agreement constitutes a valid and legally binding agreement under the laws of the State of New York, constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms;

                                   (xi) The execution, delivery and performance
                           of the Operative Agreements by the Company, the issuance of the Shares and the ADSs by the Company, the deposit with the Depositary of the Shares to be delivered in the form of ADSs against the issuance of ADRs pursuant to the Deposit Agreement, the offer and sale of Shares and ADRs in the manner contemplated by this Agreement, the U.S. Underwriting Agreement and the Prospectus and the compliance by the Company with all of the provisions of this Agreement, the U.S. Underwriting Agreement and the Deposit Agreement, and the consummation of the transactions contemplated hereby and thereby, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or its subsidiaries is subject, nor will such actions result in any violation of the provisions of the articles of association of the Company or any of its subsidiaries or any statute or any judgment, order, decree, rule or regulation of any court or arbitrator or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and, except for the registration of the Shares and ADSs under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable foreign or state securities laws in connection with the purchase and distribution of the Shares and ADSs by the International Managers, no consent, approval, authorization or order of, or filing or registration with, any such court or arbitrator or governmental agency or body under any such statute, judgment, order, decree, rule or regulation is required for the execution, delivery and performance by the Company of this Agreement, the U.S. Underwriting Agreement or the Deposit Agreement by the Company, the listing of the Shares on the AEX and the consummation of the transactions contemplated hereby and thereby;

                                  (xii) To the best knowledge of such counsel,
                           there are no pending actions or suits or judicial, arbitral, rule-making, administrative or other proceedings to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which (A) singularly or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a material adverse effect on the Company and its subsidiaries or (B) questions the validity or enforceability of the Operative Agreements or any action taken or to be taken pursuant thereto; and to the best knowledge of such counsel, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                                 (xiii) Neither the Company nor any of its
                           subsidiaries is (A) in violation of its articles of association (B) in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which they are a party or by which they are bound or to which any of their property or assets is subject or (C) in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which the Company or any of its subsidiaries or their property or assets may be subject;

                                  (xiv) Each of the Operative Agreements, and
                           any other document required to be furnished hereunder or thereunder is in proper legal form under Netherlands law for the enforcement thereof against the Company without further action on the part of the International Managers, the International Managers or the holders of the Shares or ADSs, as the case may be; and to ensure the legality, validity, enforceability, priority or admissibility in evidence in The Netherlands of each of the Operative Agreements or any other document required to be furnished hereunder or thereunder, it is not necessary that the Operative Agreements or any such document be submitted to, filed or recorded with any Netherlands court or other authority. All formalities required in The Netherlands for the validity and enforceability of the Operative Agreements (including any necessary registration, recording or filing with any Netherlands court or other authority) have been accomplished, and no notarization is required, for the validity and enforceability thereof;

                                   (xv) The filing of each Registration
                           Statement and the ADS Registration Statement, the listing of the Shares on the AEX and the listing of the ADSs on the Nasdaq National Market System have been duly authorized by the Company;

                                  (xvi) Any judgment obtained in a United States
                           federal or state court of competent jurisdiction sitting in New York City arising out of or in relation to the obligations of the Company under the Operative Agreements would be enforced against the Company in the courts of The Netherlands;

                                 (xvii) The International Managers and
                           International Managers would be permitted to commence proceedings against the Company in Netherlands courts of competent jurisdiction based on the Operative Agreements (to the extent that they have direct contractual rights against the Company under such Operative Agreements which arise as a result of valid and binding obligations of the Company under such documents in accordance with the laws of the State of New York), and (if they accepted jurisdiction) such Netherlands courts would recognize the choice of law provisions of the Operative Agreements;

                                (xviii) The Company can sue and be sued in its
                           own name; under Netherlands law, the agreement of the Company that Operative Agreements shall be governed by the laws of the State of New York will, if it constitutes a valid and legally binding agreement under the laws of the State of New York, be recognized by the courts of The Netherlands;

                                  (xix) Under the laws of The Netherlands, the
                           Company would in the Courts of The Netherlands not be entitled to invoke immunity from jurisdiction or immunity from execution on the grounds of sovereignty in respect of any action arising out its obligations under the Operative Agreements;

                                   (xx) The indemnification and contribution
                           provisions set forth in Section 10 herein do not contravene the public policy or laws of The Netherlands;

                                  (xxi) The submission by the Company to the
                           jurisdiction of the United States federal or New York state courts sitting in New York City, set forth in each of the Operative Agreements, constitute valid and legally binding obligations of the Company, and service of process effected in the manner set forth in, the Operative Agreements, assuming validity under the laws of the State of New York, will be effective, insofar as Netherlands law is concerned; and

                                 (xxii) The certificates used to evidence the
                           Shares and ADSs are in due and proper form and comply with all applicable statutory requirements of Netherlands law.

                                (xxiii) The opinion of such counsel delivered
                           pursuant to Section 6(e) of the High Yield
                           Underwriting Agreement is confirmed and the International Managers may rely upon such opinion as if it were addressed to them.

                  Such counsel shall also have furnished to the Representatives a written statement, addressed to the International Managers and dated such Delivery Date, in form and substance satisfactory to the Representatives, to the effect that no facts have come to the attention of such counsel which lead it to believe that (I) each Registration Statement and the ADS Registration Statement, as of their respective Effective Dates, and the Prospectus, as of its date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or, (II) as of such Delivery Date, that the Prospectus or International Prospectus contains any untrue statement of a material fact or, omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. In rendering such opinion, such counsel may state that their opinion is limited to matters governed by Netherlands law and shall state that each of Shearman & Sterling and Simpson Thacher & Bartlett may rely upon their opinion with respect to matters of Netherlands law.

                           (f) Cains Advocates, Solicitors and Notaries, counsel
                  for Cromwilld, shall have furnished to the Representatives its written opinion, as counsel to such Selling Shareholder, addressed to the International Managers and dated such Delivery Date, in form and substance satisfactory to the Representatives, to the effect that:

                                    (i) The Selling Shareholder has full right,
                           power and authority to enter into this Agreement, the U.S. Underwriting Agreement and the Power of Attorney and Custody Agreement and had full power and authority to enter into the Settlement Agreement; the execution, delivery and performance of the Settlement Agreement by the Selling Shareholder did not, the execution, delivery and performance of this Agreement, the U.S. Underwriting Agreement and the Power of Attorney and Custody Agreement by the Selling Shareholder will not, and the consummation by the Selling Shareholder of the transactions contemplated hereby and thereby will not, conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Selling Shareholder is a party or by which the Selling Shareholder is bound or to which any of the property or assets of the Selling Shareholder is subject, nor will such actions result in any violation of the provisions of the charter or by-laws or equivalent constitutive document of the Selling Shareholder, any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Selling Shareholder or the property or assets of the Selling Shareholder; and, except for the registration of the Shares and ADSs under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable foreign or state securities laws in connection with the purchase and distribution of the Shares by the International Managers, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body was or is required for the execution, delivery and performance of this Agreement, the U.S. Underwriting Agreement, the Power of Attorney and Custody Agreement and the Settlement Agreement by the Selling Shareholder and the consummation by the Selling Shareholder of the transactions contemplated hereby and thereby;

                                   (ii) This Agreement has been duly authorized,
                           executed and delivered by the Selling Shareholder;

                                  (iii) The Settlement Agreement has been duly
                           authorized, executed and delivered by the Selling Shareholder and constitutes a valid and binding agreement of the Selling Shareholder;

                                   (iv) The Power of Attorney and Custody
                           Agreement has been duly authorized, executed and delivered by the Selling Shareholder and constitutes a valid and binding agreement of the Selling Shareholder; and

                                    (v) Upon delivery of the Ordinary Shares of
                           the Selling Shareholder and payment therefor pursuant hereto, the International Managers will acquire all of the rights of the Selling Shareholder in such Ordinary Shares and will acquire the interest of the Selling Shareholder in such Shares free and clear of all liens, encumbrances, equities or claims whatsoever.

                  In rendering the opinion in Section 9(f)(v) above, such counsel may rely upon a certificate of the Selling Shareholder in respect of matters of fact as to ownership of, and the absence of adverse claims regarding, the Shares sold by the Selling Shareholder, provided that such counsel shall furnish copies thereof to the Representatives and state that it believes that both the International Managers and it are justified in relying upon such certificate.

                  The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in either Registration Statement, the ADS Registration Statement or the Prospectus.

                           (g) Arthur Andersen shall have furnished to the
                  Representatives written opinion, as special Netherlands tax counsel to the Company, addressed to the International Managers and the International Managers and dated such Delivery Date, in form and substance satisfactory to the Representatives, to the effect that:

                                    (i) It is not necessary, prior to the
                           International Managers or the International Managers seeking enforcement of the Operative Agreements, in the Netherlands, that any stamp or similar tax be paid;

                                   (ii) The disclosure in the Prospectus under
                           the caption "Tax Considerations -- Netherlands Tax Considerations" accurately summarizes, subject to the limitations and qualifications stated therein, the material Netherlands income tax consequences of the purchase, ownership and disposition of Shares or ADSs;

                                  (iii) Except as disclosed in the Prospectus,
                           under current laws and regulations of The Netherlands and any political subdivision thereof, all dividends and other distributions on the Shares and ADSs may be paid by the Company in Dutch Guilders, euros or another currency that may be converted into foreign currency that may be freely transferred out of The Netherlands and, in each case, all such payments made to holders thereof who are non-residents of The Netherlands will not be subject to income, withholding or other taxes under laws and regulations of The Netherlands or any political subdivision or taxing authority thereof or therein and will otherwise be free and clear of any other tax, duty, withholding or deduction in The Netherlands or any political subdivision or taxing authority thereof or therein and without the necessity of obtaining any governmental authorization in The Netherlands or any political subdivision or taxing authority thereof or therein; and

                                   (iv) No stamp or other issuance or transfer
                           taxes or duties and no capital gains, income withholding or other taxes are payable in accordance with Netherlands tax law, by or on behalf of the International Managers or the International Managers, to Netherlands taxation authorities or other Netherlands agencies in connection with the following:

                                    (a)      the issuance of the Shares by the
                                             Company;

                                    (b)      the deposit by the Company with the
                                             Depository or its nominee, of the
                                             Shares against
                                    the issuance of ADRs evidencing the ADSs pursuant to the Deposit Agreement;

                           (c) the delivery of the Shares or ADSs to or for the respective accounts of the International Managers and the International Managers in the manner contemplated herein and in the U.S. Underwriting Agreement; or

                           (d) the sale and delivery by the International Managers and the International Managers of the Shares and ADSs to the initial purchasers therefrom.

                           (h) Nauta Dutilh shall have furnished to the
                  Representatives its written opinion, as Netherlands counsel to the International Managers, addressed to the International Managers and the International Managers and dated such Delivery Date, in form and substance satisfactory to the Representatives.

                           (i) Emmet, Marvin & Martin LLP shall have furnished
                  to the Representatives its written opinion, as counsel to the Depositary, addressed to the International Managers and the International Managers and dated such Delivery Date, in form and substance satisfactory to the Lead Manager, to the effect that:

                                    (i) The Deposit Agreement has been duly
                           authorized, executed and delivered by the Depositary and constitutes a valid and legally binding obligation of the Depositary enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equitable principles; provided, however, that such counsel need express no opinion as to Section
                           5.08 of the Deposit Agreement; and

                                    (ii) When ADRs have been duly executed and,
                           if applicable, countersigned, and duly issued and delivered in accordance with the Deposit Agreement, the ADSs evidenced by ADRs will be validly issued and will entitle the registered holders thereof to the rights specified in the ADRs and the Deposit Agreement.

                  In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than U.S. federal and New York State law.

                           (j) Mark van der Heijden, special regulatory counsel
                  to the Company, shall have furnished his written opinion to International Managers and the

                  International Managers and dated such Delivery Date, in form and substance satisfactory to the Representatives.

                           (k) With respect to the letter of each of Arthur
                  Andersen and KPMG Accountants N.V. delivered to the Representatives and dated the date of the Prospectus referred to in Section 6(r) (as used in this paragraph, the "initial letter"), the Company shall have furnished to the Representatives a letter (as used in this paragraph, the "bring-down letter") of each such accounting firm, addressed to the International Managers and the International Managers and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

                           (l) The Company shall have furnished to the
                  Representatives a certificate, dated such Delivery Date, of R. Gary Mesch, Managing Director, and Raj Raithatha, Chief Financial Officer, stating, on behalf of the Company, that:

                                    (i) The representations, warranties and
                           agreements of the Company in Section 1 are true and correct as of such Delivery Date; the Company has complied with all its agreements contained herein; and

                                    (ii) (A) Neither the Company nor any of its
                           subsidiaries has sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Prospectus or (B) since such date there shall not have been any change in the share capital or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth in the Prospectus; and

                                    (iii) They have carefully examined the
                           Prospectus and, in their opinion (A) the Prospectus, as of its date, did not include any untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since such date no event has occurred which should have been set forth in a supplement or amendment to the Prospectus so that the Prospectus, as so amended or supplemented, would not include any untrue statement of a material fact and would not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading.

                           (m) The Custodian or one or more attorneys-in-fact on
                  behalf of the Selling Shareholders shall have furnished to the Representatives on such Delivery Date a certificate, dated such Delivery Date, signed by, or on behalf of, the Custodian or one or more attorneys-in-fact stating that the representations, warranties and agreements of the Selling Shareholder contained herein are true and correct as of such Delivery Date and that the Selling Shareholder has complied with all agreements contained herein to be performed by the Selling Shareholder at or prior to such Delivery Date; provided, that such representations, warranties and agreements shall not have been changed in any material respect from the forms thereof attached to the Power if Attorney and Custody Agreement delivered by such Selling Shareholder.

                           (n) (i) Neither the Company nor any of its
                  subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Prospectus or (ii) since such date there shall not have been any change in the share capital or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the offering of the Shares and ADSs on the terms and in the manner contemplated in the Prospectus.

                           (o) Subsequent to the execution and delivery of this
                  Agreement there shall not have occurred any of the following:
                  (i) trading in securities generally on the New York Stock Exchange, Inc., the American Stock Exchange, the Nasdaq National Market System, the AEX or in the U.S. over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the

                  Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating), (iii) a banking moratorium shall have been declared by U.S. federal or state authorities in the United States or by authorities in The Netherlands or by European Union authorities, (iv) the United States or The Netherlands shall have become engaged in hostilities or there shall have been a declaration of a national emergency or war by the United States or The Netherlands or (v) there shall have occurred such a material adverse change in general or United States or Netherlands economic, political or financial conditions or in currency exchange rates, taxation, exchange controls or foreign investment regulations (or the effect of international conditions on the financial markets in the United States or The Netherlands shall be such) as to make it, in the judgment of a majority in interest of the several International Managers, impracticable or inadvisable to proceed with completion of the offering or sale of and payment for the Shares and ADSs on the terms and in the manner contemplated in the Prospectus.

                           (p) The AEX and the Nasdaq National Market shall have
                  accepted the Shares and ADSs, respectively, for trading, in each case subject only to official notice of issuance.

                           (q) The Ordinary Shares shall have been admitted for
                  the operations of NECIGEF, Euroclear and Cedel.

                           (r) The Company and the Depositary shall have
                  executed and delivered the Deposit Agreement (in form and substance satisfactory to the Representatives) and the Deposit Agreement shall be in full force and effect.

                           (s) The Depositary shall have furnished to the
                  Representatives a certificate, dated such Delivery Date, of one of its authorized officers in a form satisfactory to the Representatives.

                           (t) The Company shall have furnished to the
                  Representatives a copy of each Lock-up Letter.

                           (u) The closing under the U.S. Underwriting Agreement
                  shall have occurred concurrently with the closing hereunder on such Delivery Date.

                           (v) In the case of the First Delivery Date, the
                  closing of the High Yield Offering shall have occurred concurrently with the closing hereunder on such Delivery Date.

                           (w) Each Power of Attorney and Custody Agreement is
                  in full force and effect on such Delivery Date.

                           (x) The Company shall have furnished to the
                  Representatives a copy of a letter or letters signed by each current shareholder of the Company in favor of the AEX with respect to the obligations relating to the disposition of Ordinary Shares by such shareholders, in form and substance satisfactory to the Representatives.

                           (y) No action shall have been taken and no statute,
                  rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of each Delivery Date, prevent the issuance or sale of the Shares or ADSs; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of each Delivery Date which would prevent the issuance or sale of the Shares or ADSs.

                           (z) The Company shall have furnished to the
                  Representatives such further information, certificates and documents as the Representatives may reasonably request.

                  All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance satisfactory to counsel to the Representatives.

                  10.      Indemnification and Contribution.

                  (a) The Company shall indemnify and hold harmless each U.S. Underwriter, its officers and employees and each person, if any, who controls any U.S. Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Shares and ADSs), to which that U.S. Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, either Registration Statement, the ADS Registration Statement or the Prospectus, or in any amendment or supplement thereto, or (B) in any blue sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the under the securities laws of any state or other jurisdiction (such application, document or information being hereinafter called a "Blue Sky Application"), (ii) the omission or alleged omission to state in any Preliminary Prospectus, either Registration Statement, the ADS Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any act or failure to act, or any alleged act or failure to act, by any U.S. Underwriter in connection with, or relating in any manner to, the Shares and ADSs or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above and (iv) the Directed Share Program (provided that the Company shall not be liable in the case of any matter covered by clauses (iii) and (iv) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such act or failure to act undertaken or omitted to be taken by such U.S. Underwriter through its gross negligence or wilful misconduct), and shall reimburse each U.S. Underwriter and each such officer, employee and controlling person promptly upon demand for any legal or other expenses reasonably incurred by that U.S. Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, either Registration Statement, the ADS Registration Statement or the Prospectus, or in any such amendment or supplement, or in any Blue Sky Application in reliance upon and in conformity with the written information furnished to the Company through the Representatives by or on behalf of any U.S. Underwriter specifically for inclusion therein and described in Section 10(f); provided, further, that as to any Preliminary Prospectus this indemnity agreement shall not inure to the benefit of any U.S. Underwriter, its officers or employees or any person controlling that U.S. Underwriter on account of any loss, claim, damage, liability or action arising from the sale of Shares or ADSs to any person by that U.S. Underwriter if that U.S. Underwriter failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Securities Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus was corrected in the Prospectus, unless such failure resulted from non-compliance by the Company with
Section 6(c). The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any U.S. Underwriter or to any officer, employee or controlling person of that U.S. Underwriter.

                  (b) The Selling Shareholders, severally in proportion to the number of Shares and ADSs to be sold by each of them pursuant to the U.S. Underwriting Agreement, shall indemnify and hold harmless each U.S. Underwriter, its officers and employees and each person, if any, who controls any U.S. Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Shares and ADSs), to which that U.S. Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in either Registration Statement, the ADS Registration Statement or the Prospectus, or in any amendment or supplement thereto, or the omission or alleged omission to state in either Registration Statement, the ADS Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Selling Shareholders specifically for inclusion therein, and shall reimburse each U.S. Underwriter, its officers and employees and each such controlling person for any legal or other expenses reasonably incurred by such U.S. Underwriter, its officers, employees or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred.

                  (c) Each U.S. Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, its officers and employees, each of its directors and each person, if any, who controls the Company within the meaning of the Securities Act and the Selling Shareholders, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person or the Selling Shareholders may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, either Registration Statement, the ADS Registration Statement or the Prospectus, or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in any Preliminary Prospectus, either Registration Statement, the ADS Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the written information furnished to the Company through the Representatives by or on behalf of that U.S. Underwriter specifically for inclusion therein and described in Section 10(f), and shall reimburse the Company and any such director, officer or controlling person and the Selling Shareholders for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person or Selling Shareholder in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any U.S. Underwriter may otherwise have to the Company or any such director, officer or controlling person or the Selling Shareholders.

                  (d) Promptly after receipt by an indemnified party under this
Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 10 except to the extent it has been materially prejudiced by such failure; and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 10. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgement of such counsel it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties, which firm shall be designated in writing by the Representatives, if the indemnified parties under this Section 10 consist of any International Managers or any of their respective officers, employees or controlling persons, or by the Company, if the indemnified parties under this Section consist of the Company or any of the Company's directors, officers, employees or controlling persons or the Selling Shareholders. Each indemnified party, as a condition of the indemnity agreements contained in Sections 10(a), 10(b) and 10(c), shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall
(i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld) settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent
(a) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and (b) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss of liability by reason of such settlement or judgment.

                  (e) If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 10(a), 10(b) or 10(c) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand, and the International Managers on the other, from the offering of the Shares and ADSs or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders on the one hand and the International Managers on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the International Managers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares and ADSs purchased under this Agreement (before deducting expenses but after deducting underwriting discounts and commissions) received by the Company and the Selling Shareholders, on the one hand, and the total underwriting discounts and commissions received by the International Managers with respect to the Shares and ADSs purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Shares and ADSs under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholders or the International Managers, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the International Managers agree that it would not be just and equitable if contributions pursuant to this Section 10(e) were to be determined by pro rata allocation (even if the International Managers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10(e) shall be deemed to include, for purposes of this Section 10(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(e), (i) the aggregate liability of the Selling Shareholders under this subsection (e) and subsections (a) and (b) and Sections 10(a), 10(b) and 10(e) of the U.S. Underwriting Agreement shall in no event exceed the amount of the net proceeds (before deducting expenses but after deducting underwriting discounts and commissions) received by the Selling Shareholders from the sale of Shares and ADSs sold by the Selling Shareholders hereunder and under the U.S. Underwriting Agreement and (ii) no U.S. Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares and ADSs underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such U.S. Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Selling Shareholders shall only be obligated to contribute pursuant to this subsection
(e) if the loss, claim, damage or liability arose from an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Selling Shareholders specifically for inclusion therein. The Selling Shareholders' respective obligations in this subsection (e) to contribute are several and not joint. The International Managers' obligations to contribute as provided in this Section 10(e) are several in proportion to their respective underwriting obligations and not joint.

                  (f) The International Managers severally confirm that the statements with respect to the offering of the Shares set forth in the last paragraph on page (i) of, and under the caption "Underwriting" in, the Prospectus are correct in all material respects and constitute the only information furnished in writing to the Company by or on behalf of the International Managers specifically for inclusion in the Registration Statements, the ADS Registration Statement and the Prospectus.

                  11. Defaulting International Managers. If, on either Delivery Date, any U.S. Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting International Managers shall be obligated to purchase the Shares and ADSs which the defaulting U.S. Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of the Firm Shares and ADSs set opposite the name of each remaining non-defaulting U.S. Underwriter in Schedule I hereto bears to the total number of the Firm Shares and ADSs set opposite the names of all the remaining non-defaulting International Managers in Schedule I hereto; provided, however, that the remaining non-defaulting International Managers shall not be obligated to purchase any of the Shares and ADSs on such Delivery Date if the total number of Shares and ADSs which the defaulting U.S. Underwriter or International Managers agreed but failed to purchase on such date exceeds 9.09% of the total number of Shares and ADSs to be purchased on such Delivery Date, and any remaining non-defaulting U.S. Underwriter shall not be obligated to purchase more than 110% of the number of Shares and ADSs which it agreed to purchase on such Delivery Date pursuant to the terms of Section 3. If the foregoing maximums are exceeded, the remaining non-defaulting International Managers, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Shares and ADSs to be purchased on such Delivery Date. If the remaining International Managers or other underwriters satisfactory to the Representatives do not elect to purchase the Shares and ADSs which the defaulting U.S. Underwriter or International Managers agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to the Second Delivery Date, the obligation of the International Managers to purchase, and the Company to sell, the Option Shares) shall terminate without liability on the part of any non-defaulting U.S. Underwriter or the Company or the Selling Shareholders, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 8 and 13. As used in this Agreement, the term "U.S. Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule I hereto who, pursuant to this
Section 11, purchases Firm Shares and ADSs which a defaulting U.S. Underwriter agreed but failed to purchase.

                  Nothing contained herein shall relieve a defaulting U.S. Underwriter of any liability it may have to the Company and the Selling Shareholders for damages caused by its default. If other underwriters are obligated or agree to purchase the Shares or ADSs of a defaulting or withdrawing U.S. Underwriter, either the Representatives or the Company may postpone the First Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel to the Company or counsel to the International Managers may be necessary in either Registration Statement, the ADS Registration Statement, the Prospectus or in any other document or arrangement.

                  12. Termination. The obligations of the International Managers hereunder may be terminated by the Representatives by notice given to and received by the Company and the Selling Shareholders prior to delivery of and payment for the Firm Shares if, prior to that time, any of the events described in Sections 9(n) or 9(o) shall have occurred or if the International Managers shall decline to purchase the Shares for any reason permitted under this Agreement.

                  13. Reimbursement of International Managers' Expenses. If (a) the Company or any Selling Shareholder shall fail to issue the Shares for delivery to the International Managers for any reason permitted under this Agreement or (b) the International Managers shall decline to purchase the Shares or ADSs for any reason permitted under this Agreement (including the termination of this Agreement pursuant to Section 12), the Company shall reimburse the International Managers for fees and expenses of their counsels and for such other out-of-pocket expenses as shall have been incurred by them in connection with this Agreement and the proposed purchase of the Shares and ADSs, and upon demand the Company shall pay the full amount thereof to the Representatives. Notwithstanding the previous sentence, if this Agreement is terminated pursuant to Section 11 by reason of the default of one or more International Managers, the Company shall not be obligated to reimburse any defaulting U.S. Underwriter on account of those expenses.

                  14. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

                           (a) if to the International Managers, shall be
                  delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention: Syndicate Department (Fax:
                  212-528-8822);

                  With a copy to Simpson Thacher & Bartlett, 99 Bishopsgate, London, EC2M 3YH, Attention: William R. Dougherty (Fax:
                  011-44-171-422-4022);

                           (b) if to the Company, shall be delivered or sent by
                  mail, telex or facsimile transmission to the address of the Company set forth in the Prospectus, Attention: Raj Raithatha (Fax: 31-20-501-1011).

                  With a copy to Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, Attention: John D. Morrison, Jr. (Fax:
                  212-848-7179)

                           (c) if to any Selling Shareholder, shall be delivered
                  or sent by mail, telex or facsimile transmission to the address of such Shareholder set forth on Schedule II hereto.

                  With a copy to United States Trust Company of New York, 770 Broadway, 13th Floor, New York, NY 10003, Attention: Corporate Trust Services (Fax: 212-780-0592)

provided, however, that any notice to a U.S. Underwriter pursuant to Section 10(d) shall be delivered or sent by mail, telex or facsimile transmission to such U.S. Underwriter at its address set forth in its acceptance telex to the Lead Manager, which address will be supplied to any other party hereto by the Lead Manager upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company and the Selling Shareholders shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the International Managers by Lehman Brothers Inc. and the Company and the Underwriters shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Selling Shareholders by the Custodian.

                  15. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the International Managers, the Company, the Selling Shareholders and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company and the Selling Shareholders contained in this Agreement shall also be deemed to be for the benefit of the officers and employees of the International Managers and the person or persons, if any, who control the International Managers within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the International Managers contained in Section 10 of this Agreement shall be deemed to be for the benefit of directors, officers and employees of the Company and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

                  16. Survival. The respective indemnities, representations, warranties and agreements of the Company, the Selling Shareholders and the International Managers contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Shares and ADSs and shall remain in full force and effect regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

                  17. Definition of the Terms "Business Day" and "Subsidiary". For purposes of this Agreement, (a) the term "business day" means any day on which the Nasdaq National Market System is open for trading and (b) the term "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

                  18. Governing Law. THIS AGREEMENT AND THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  19. Submission to Jurisdiction; Appointment of Agent for Service; Waiver; Currency Indemnity. (a) To the fullest extent permitted by applicable law, the Company and each Selling Shareholder irrevocably submit to the non-exclusive jurisdiction of any federal or state court in the Borough of Manhattan in the City of New York, County and State of New York, United States of America, in any suit or proceeding based on or arising under this Agreement, and irrevocably agree that all claims in respect of such suit or proceeding may be determined in any such court. The Company and each Selling Shareholder, to the fullest extent permitted by applicable law, irrevocably and fully waive the defense of an inconvenient forum to the maintenance of such suit or proceeding and hereby irrevocably designate and appoint CT Corporation System (the "Authorized Agent"), as their authorized agent upon whom process may be served in any such suit or proceeding. The Company represents that it has notified the Authorized Agent of such designation and appointment and that the Authorized Agent has accepted the same in writing. The Company and each Selling Shareholder hereby irrevocably authorize and direct their Authorized Agent to accept such service. The Company and each Selling Shareholder further agree that service of process upon their Authorized Agent and written notice of said service to the Company mailed by first class mail or delivered to their Authorized Agent shall be deemed in every respect effective service of process upon the Company or such Selling Shareholder, as the case may be, in any such suit or proceeding. Nothing herein shall affect the right of any person to serve process in any other manner permitted by law. The Company and each Selling Shareholder agree that a final action in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other lawful manner. Notwithstanding the foregoing, any action against the Company or any Selling Shareholder arising out of or based on this Agreement or the transactions contemplated hereby may also be instituted by the International Managers, its officers and employees or any person who controls the International Managers within the meaning of the Securities Act in any competent court in The Netherlands, and the Company and the Selling Shareholders expressly accept the jurisdiction of any such court in any such action.

                  The Company and the Selling Shareholders hereby irrevocably waive, to the extent permitted by law, any immunity to jurisdiction to which they may otherwise be entitled (including, without limitation, immunity to pre-judgment attachment, post-judgment attachment and execution) in any legal suit, action or proceeding against it arising out of or based on this Agreement or the transactions contemplated hereby.

                  The provisions of this Section 19(a) are intended to be effective upon the execution of this Agreement without any further action by the Company, the Selling Shareholders or the International Managers and the introduction of a true copy of this Agreement into evidence shall be conclusive and final evidence as to such matters.

                  (b) The Company and the Selling Shareholders, as the case may be, shall indemnify the International Managers against any loss incurred by them as a result of any judgment or order being given or made and expressed and paid in a currency (the "Judgment Currency") other than U.S. dollars and as a result of any variation as between (i) the rate of exchange at which the U.S. dollar amount is converted into the Judgment Currency for the purpose of such judgment or order and (ii) the spot rate of exchange in New York, New York at which such International Managers on the date of payment of such judgment or order are able to purchase U.S. dollars with the amount of the Judgment Currency actually received by such International Managers. If the U.S. dollars so purchased are greater than the amount originally due to such International Managers hereunder, such International Managers agree to pay to the Company and/or the Selling Shareholders, as the case may be, an amount equal to the excess of the U.S. dollars so purchased over the amount originally due to such International Managers hereunder. The International Managers shall indemnify the Company and the Selling Shareholders, as the case may be, against any loss incurred by them as a result of any judgment or order being given or made and expressed and paid in a Judgment Currency other than U.S. dollars and as a result of any variation as between (i) the rate of exchange at which the U.S. dollar amount is converted into the Judgment Currency for the purpose of such judgment or order and (ii) the spot rate of exchange in New York, New York at which the Company and the Selling Shareholders, as the case may be, on the date of payment of such judgment or order are able to purchase U.S. dollars with the amount of the Judgment Currency actually received by the Company or such Selling Shareholders. If the U.S. dollars so purchased are greater than the amount originally due to the Company or the Selling Shareholders hereunder, the Company and the Selling Shareholders, as the case may be, agree to pay to the International Managers an amount equal to the excess of the U.S. dollars so purchased over the amount originally due to the Company and the Selling Shareholders, as the case may be, hereunder. The foregoing shall constitute a separate and independent obligation of the Company, the Selling Shareholders and the International Managers, as the case may be, and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "spot rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, U.S. dollars.

                  20. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

                  21. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                  If the foregoing correctly sets forth the agreement among the Company, the Selling Shareholders and the International Managers, please indicate your acceptance in the space provided for that purpose below.


                               Very truly yours,

                               VersaTel Telecom International N.V.



                                        By:
                                            ----------------------------------
                                            Name:
                                            Title:


                               The Selling Shareholders Named in Schedule II to This Agreement



                                        By:
                                            ----------------------------------
                                                 Attorney-in-Fact



Accepted:


Lehman Brothers International (Europe)

For itself and as Lead Manager
of the several International Managers named on Schedule I hereto


By:
      ----------------------------------------
      Authorized Representative

                                   SCHEDULE I

                                                                          Number of
International Managers                                                 Shares and ADSs
----------------------                                                 ---------------

Lehman Brothers International (Europe)..............................

ING Barings Limited as agent for ING Bank N.V., London Branch.......

Bear, Stearns International Limited.................................

Paribas.............................................................

Hambrecht & Quist LLC...............................................
                                                                         --------------

         Total......................................................
                                                                         ==============

                                   SCHEDULE II

Selling Shareholders                                      Number of Firm Shares
--------------------                                      ---------------------














         Total